ING INVESTORS TRUST

ING Artio Foreign Portfolio (the “ING Artio Portfolio”)

ING PARTNERS, INC.

ING Templeton Foreign Equity Portfolio (the “ING Templeton Portfolio”)

Supplement dated June 22, 2012

to the Proxy Statement/Prospectus (“Proxy Statement”) dated May 15, 2012 with respect to the proposed reorganization of the ING Artio Portfolio with and into the ING Templeton Portfolio (“Reorganization”)

Effective June 18, 2012, Gary Motyl no longer serves as a portfolio manager for the ING Templeton Portfolio. At the meeting of shareholders of the ING Artio Portfolio to consider the Reorganization on June 28, 2012, an adjournment to July 6, 2012 will be proposed in order to provide shareholders with additional time to consider whether they wish to revise their Proxy Ballot or Voting Instruction Card in light of this development. The proxies appointed by shareholders intend to unanimously approve this adjournment.  Please consult your Proxy Statement for information on how to revise your Proxy Ballot or Voting Instruction Card. If you do not wish to change your vote on the Reorganization, you do not need to take any action at this time. The Portfolio’s Proxy Statement is hereby revised as follows:

1.               The table in the section entitled “How does the Management of the Portfolios Compare?” found on page 15 of the Proxy Statement, is hereby deleted in its entirety and replaced with the following:

	ING Artio Portfolio	ING Templeton Portfolio
Investment Adviser	Directed Services LLC (“DSL”)	DSL

Investment Advisory Fee (as a percentage of average daily net assets)	1.00% on the first $50 million; 0.95% on the next $200 million; 0.90% on the next $250 million; and 0.85% on assets in excess of $500 million	0.80% on the first $500 million; and 0.75% on assets over $500 million(1)

Sub-Adviser	Artio Global Management LLC (“Artio”)	Templeton Investment Counsel, LLC

Sub-Advisory Fee (as a percentage of average daily net assets)	0.450% on the first $500 million; when assets are greater than or equal to $500 million, the fee schedule resets as indicated below: 0.40% on all assets.	0.625% on the first $50 million; 0.465% on the next $150 million; 0.375% on the next $300 million; 0.350% on the next $300 million; and 0.300% thereafter(2),(3)

Portfolio Manager(s)	Richard Pell (since 09/03) Rudolph-Riad Younes (since 09/03)	Peter A. Nori (since 11/06) Antonio T. Docal (since 11/06) Cindy L. Sweeting (since 11/06)

Administrator	N/A	ING Funds Services, LLC (“Administrator”)

Administrative Fee (as a percentage of average daily net assets)	N/A	0.10%

2.               The sixth paragraph of the sub-section entitled “Sub-Advisers to the Portfolios,” found on page 16 of the Proxy Statement, is hereby deleted in its entirety and replaced with the following:

The following individuals are responsible for the day-to-day management of ING Templeton Portfolio. Mr. Nori has primary responsibility for the Portfolio’s investments. Mr. Docal, and Ms. Sweeting have secondary portfolio management responsibilities.

3.               The seventh paragraph of the sub-section entitled “Sub-Advisers to the Portfolios,” found on page 16 of the Proxy Statement, is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE